UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009 (May 21, 2009)

ACI WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
120 Broadway, Suite 3350
New York, New York 10271
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 348-6700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
(a) and (b) Changes in Independent Registered Public Accounting Firm
On May 21, 2009, the Audit Committee of the Board of Directors of ACI Worldwide, Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009.
During the Company’s two most recent fiscal years, and through May 21, 2009, neither the Company nor anyone on its behalf consulted Deloitte regarding either: (i) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
In connection with the selection of Deloitte, on May 21, 2009 the Audit Committee determined to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.
The audit reports of KPMG on the consolidated financial statements of the Company as of December 31, 2007 and 2008 and September 30, 2007 and for the year ended December 31, 2008, the three-month period ended December 31, 2007 and the year ended September 30, 2007 did not contain an adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
KPMG’s report on the consolidated financial statements of the Company as of December 31, 2007 and 2008 and September 30, 2007 and for the year ended December 31, 2008, the three-month period ended December 31, 2007 and the year ended September 30, 2007, contained a separate paragraph stating that “As discussed in note 15 to the consolidated financial statements, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement No. 109, as of October 1, 2007.”
The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and September 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s reports as of December 31, 2008 and September 30, 2007 indicate that the Company did not maintain effective internal control over financial reporting because of the effect of a material weakness in each of the respective periods on the achievement of the objectives of the control criteria and contain an explanatory paragraph in each report that states that management has identified material weaknesses related to its accounting for software implementation service and license arrangements in the Asia Pacific region; and controls over revenue recognition and the accounting for income taxes, respectively.
During the fiscal year ended September 30, 2007, the three-month period ended December 31, 2007 and the fiscal year ended December 31, 2008, and the subsequent interim period through May 21, 2009, there were no disagreements (as defined in Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
During the fiscal year ended September 30, 2007, the three-month period ended December 31, 2007 and the fiscal year ended December 31, 2008, and the subsequent interim period through May 21, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company did not maintain effective internal control over financial reporting because of the effect of material weaknesses on the achievement of the objectives of the control criteria as described above.
The Company provided KPMG with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter, dated May 28, 2009, is filed as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated May 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.
/s/ Scott W. Behrens
Scott W. Behrens
Senior Vice President, Chief Financial Officer, Corporate Controller and Chief Accounting Officer

Date: May 28, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated May 28, 2009.